Supplement dated March 15, 2024
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
CTIVP® - Morgan Stanley Advantage Fund	5/1/2023
On March 14, 2024, the Fund's Board of Trustees approved certain changes to the Fund's name, subadviser and principal investment strategies effective on or about May 1, 2024 (the Effective Date). As a result, from and after the Effective Date, Morgan Stanley Investment Management Inc. (MSIM) will no longer serve as subadviser to the Fund and Westfield Capital Management Company, L.P. (Westfield) will assume day-to-day management of the Fund's portfolio. Also, on the Effective Date, the Fund’s name will be changed to CTIVP® - Westfield Select Large Cap Growth Fund. Accordingly, on the Effective Date, all references in the prospectus to MSIM are hereby deleted and all references to CTIVP® - Morgan Stanley Advantage Fund are hereby deleted and replaced with CTIVP® - Westfield Select Large Cap Growth Fund, and the changes described in this Supplement are hereby made to the Fund’s Prospectus and Summary Prospectus.
The information under the subsection “Principal Investment Strategies” in the “Summary of the Fund” section of the Prospectus and Summary Prospectus is hereby superseded and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies. The Fund defines large-capitalization companies as those companies with a market capitalization that falls within the range of the companies that comprise the Russell 1000 Growth Index (the Index). The market capitalization range of the companies included within the Index was $861 million to $2.9 trillion as of December 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. The Fund may at times emphasize one or more sectors in selecting its investments, including the health care and information technology sectors. The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers.
The information under the subsection “Principal Risks” in the “Summary of the Fund” section of the Prospectus and Summary Prospectus and under the subsection "Principal Risks" in the "More Information About the Fund" section of the Prospectus is hereby revised to remove Emerging Market Securities Risk, Exchange-Traded Fund (ETF) Risk, Master Limited Partnership Risk, Small- and Mid-Cap Stock Risk, and Consumer Discretionary Risk, and to add Health Care Sector Risk under Sector Risk as follows:
■
Health Care Sector. The Fund may be vulnerable to the particular risks that may affect companies in the health care sector. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
The fourth paragraph under the subsection “Performance Information” in the “Summary of the Fund” section is hereby superseded and replaced with the following:
The Fund’s performance prior to May 2024 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The information under the subsection “Fund Management” in the “Summary of the Fund” section is hereby revised to remove the information about MSIM as subadviser and to add the following:
Subadviser: Westfield Capital Management Company, L.P. (Westfield)
Portfolio Management	Title	Role with Fund	Managed Fund Since
William Muggia	President, Chief Executive Officer, Chief Investment Officer and Managing Partner of Westfield	Portfolio Manager	May 2024
SUP7035-0001_(03/24)

The information under the subsection “Principal Investment Strategies” in the “More Information About the Fund” section is hereby superseded and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies. The Fund defines large-capitalization companies as those companies with a market capitalization that falls within the range of the companies that comprise the Russell 1000 Growth Index (the Index). The market capitalization range of the companies included within the Index was $861 million to $2.9 trillion as of December 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold a security for a period of time as part of its 80% policy even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund may at times emphasize one or more sectors in selecting its investments, including the health care and information technology sectors. The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of, including the establishment of risk management parameters for, the Fund’s subadviser, Westfield Capital Management Company, L.P. (Westfield or the Subadviser), which provides day-to-day portfolio management to the Fund.
The Fund invests primarily in stocks of growth companies that Westfield believes have a demonstrated record of achievement with excellent prospects for earnings growth over a 1- to 3-year period.
In choosing securities, Westfield looks for companies with underappreciated earnings growth, given their belief that stock prices ultimately follow earnings growth, and asymmetrical risk/rewards. The Fund invests in companies that Westfield believes have shown above average and consistent long-term growth in earnings, excellent prospects for future growth, a durable competitive advantage and/or reasonable valuation.
The Fund generally will sell a security if one or more of the following occurs: Westfield’s predetermined price target objective is exceeded; there is an alteration to the original investment case; deteriorating fundamental trends changed Westfield’s outlook; or Westfield believes better risk/reward opportunities may be found in other stocks.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days' advance written notice of a change to the Fund’s investment objective if such a change is made in connection with the SEC rule governing fund names.
The following is being added to the sixth paragraph, in the “More Information About the Fund — Primary Service Provider Contracts — The Investment Manager” section of the prospectus:
A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with Westfield will be available in the Fund’s semiannual report to shareholders for the fiscal period ending June 30, 2024.
The information under the subsection “More Information About the Fund — Primary Service Provider Contracts — Subadviser” is hereby revised to remove the information on MSIM as the subadviser and to add the following:
Westfield, which has served as Subadviser to the Fund since May 2024, is located at One Financial Center, Boston, MA 02111. Westfield, subject to the supervision of Columbia Management, provides day-to-day portfolio management to the Fund, as well as investment research and statistical information under a subadvisory agreement with Columbia Management. Westfield was founded in, and has been a registered investment adviser since, 1989 and provides separate account investment management services for institutions and high net worth individuals.
The information under the subsection “More Information About the Fund — Primary Service Provider Contracts — Portfolio Managers” is hereby revised to remove the information on MSIM and to add the following:
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager, and ownership by the portfolio manager of Fund shares.
Subadviser: Westfield Capital Management Company, L.P. (Westfield)
Portfolio Management	Title	Role with Fund	Managed Fund Since
William Muggia	President, Chief Executive Officer, Chief Investment Officer and Managing Partner of Westfield	Portfolio Manager	May 2024
Mr. Muggia joined Westfield in 1994. Mr. Muggia began his investment career in 1983 and earned a B.A. from Middlebury College and an M.B.A. from Harvard Business School.
Shareholders should retain this Supplement for future reference.

SUP7035-0001_(03/24)